UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019 (June 27, 2019)

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Tapinator, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	333-224531	46-3731133
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 West 40th Street, Suite 1902, New York, NY 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (914) 930-6232

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:  None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2019 (the “Effective Date”), Tapinator, Inc. (the “Company”) filed three Certificates of Elimination (each a “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the following: (i) Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock (the “Series A Preferred Stock”); (ii) Certificate of Designation of Preferences, Rights and Limitations of Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”); and (iii) Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Series B Preferred Stock”), each of which related to the preferred stock under the Company’s Restated Certification of Incorporation.

There were no shares of Series A Preferred Stock, Series A-1 Preferred Stock, or Series B Preferred Stock issued or outstanding as of the Effective Date. Upon the filing of each Certificate of Elimination, the 840 authorized shares of Series A Preferred Stock, the 1,500 authorized shares Series A-1 Preferred Stock and the 1,854 authorized shares Series B Preferred Stock reverted back to authorized but unissued shares of preferred stock. The Company currently has no designated authorized, issued, or outstanding preferred stock.

Each Certificate of Elimination is filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

3.1	Certificate of Elimination of Series A Preferred Stock.
3.2	Certificate of Elimination of Series A-1 Preferred Stock.
3.3	Certificate of Elimination of Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tapinator, Inc.

By:	/s/ Ilya Nikolayev
Ilya Nikolayev Chief Executive Officer

Date: July 2, 2019